SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 9, 2004

                                 WEST AFRICA GOLD, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            WYOMING                    000-24262              91-1363905
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                           245 Park Avenue, 39th Floor
                                  New York, NY 10167
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 672-1878
                            (ISSUER TELEPHONE NUMBER)

                                (FORMER ADDRESS)

  ============================================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 9, 2004 (the "Effective Date"), pursuant to a Stock Purchase Agreement between us, and all of the shareholders of Golden Sierra Limited ("Golden Sierra"), a Gibraltar company, we acquired all of the shares of Golden Sierra from the Golden Sierra Shareholders in consideration for the issuance of a total of 2,000,000,000 shares of West Africa Gold, Inc. to the Golden Sierra Shareholders. Golden Sierra controls one hundred (100%) percent of certain mineral rights relating to the Mockingbird and Great West project areas. These project areas are comprised of four claim groups spread over 2,500 acres in Mohave County consisting of gold mining properties in Arizona. Pursuant to the Agreement, Golden Sierra became our wholly owned subsidiary. The Acquisition was approved by the unanimous consent of our Board of Directors on September 9, 2004.

Also on September 9, 2004 (the "Effective Date"), pursuant to a Stock Purchase Agreement between us, and all of the shareholders of Western Gold Limited ("Western Gold"), a Gibraltar company, we acquired all of the shares of Western Gold from the Western Gold Shareholders in consideration for the issuance of a total of 2,000,000,000 shares of West Africa Gold, Inc. to the Western Gold Shareholders. Western Gold controls 100 percent of certain mineral rights relating to the Bouse property in Arizona, comprised of 12 placer claims spread over 1,300 acres in La Paz County. Pursuant to the Agreement, Western Gold became our wholly owned subsidiary. The Acquisition was approved by the unanimous consent of our Board of Directors on September 9, 2004.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Stock Purchase Agreements, we acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Golden Sierra and Western Gold in exchange for a total of 4,000,000,000 shares of our common stock. Pursuant to the Agreement, Golden Sierra and Western Gold became our wholly owned subsidiaries.

Golden Sierra

Golden Sierra controls one hundred (100%) percent of Mockingbird, Great West, Hall (Dandy), and Pocahontas, being the gold mining prospects in Mohave County, Arizona.

The Mockingbird mineralisation is tectonically and structurally controlled, an important feature which may not have received sufficient attention from previous owners of the property. Mockingbird is an historic gold producer, with some 15,000 ounces from high-grade ore at an average grade of 0.8 oz/ton being produced. Most of this production was from the Mockingbird Mine itself, the centerpiece of the Company's present land position. Other mines which produced gold at this location included the Great West, the Hall (Dandy) and the Pocahontas Mines, all of which are included in the Company's property.

The Mockingbird Project contains a new and important type of gold deposit, a "detachment fault" deposit (first recognized as a separate form of gold deposit in the 1980s), the best example of which is Copperstone. This was the biggest gold discovery in Arizona in the past 50 years. Cyprus Gold profitably mined the 500,000 oz open pit Copperstone resource during the 1980s. Based on underground drilling by the American Bonanza company, it is likely that the underground high-grade resource at Mockingbird is even larger.

The Company's mining title consists of 2,500 acres of mineral rights comprising a number of federal claims with 3 lode deposits and 16 placer deposits, as well as the Mockingbird Claims. Significantly, these include the 4 existing mines - Mockingbird, Great West, Hall (Dandy) and Pocahontas, all of which contributed significantly to the past gold production in this important gold producing mining district.

Mineralization is found both in quartz veins and in breccia zones hosted by steep faults, with the mines located along north-west to east-west striking, north-dipping to flat quartz veins containing specular hematite, oxidized copper and free gold. The nature of these structures and associated mineralization suggest even further potential for a major detachment fault-associated gold/copper deposit, similar to the proven and mined Copperstone and Mesquite deposits.

The Mockingbird Project area therefore has the potential for the development of a large gold reserve. Anaconda estimated a deposit at Mockingbird of at least 10 million tons grading 0.05 to 0.1 oz/ton gold, with additional resources of silver and copper, putting the potential deposit size in the range of 500,000 to 1,000,000 ounces of gold, approximately the same size as Copperstone. The Anaconda estimate is corroborated by US Geological Survey Open File Report 92-002 and the Arizona Department of Mines and Mineral Resources.

Western Gold

Western Gold controls 100 percent of certain mineral rights relating to the Bouse property in Arizona. These mineral rights consist of twelve placer claims spread over 1,300 acres in La Paz County, located just north of the Plomosa Fault and include the Little Butte, Flat Fault, and Arrastre projects.

The 1,300 acre Bouse gold (silver - copper) property situated in the La Paz area of western Arizona, USA, near the California border.

The mineralising event at Bouse was a mid-Tertiary epithermal event, causing complex mineralisation of gold, fluorite, barite, and associated metals into previous copper-specularite mineralisation. The prime cause was regional crustal extension along the Plomosa Fault, just north of the Plomosa mountains, which has now been identified as a detachment fault. The "detachment fault" style of deposit is best seen at Copperstone, the biggest gold discovery in Arizona in the past 50 years, where 500,000 oz of gold were profitably by Cyprus Gold in the open pit there. The Mesquite mine is another of this type.

Mineralisation at Bouse is located primarily below the fault trace, in the lower plate, in pre-Cambrian rocks older than 1 billion years. Mineralization is found both in steeply dipping quartz veins and in laterally extensive breccia zones. The nature of these structures and associated mineralization over almost all of the 1,300 acres suggest further potential for major detachment fault gold deposits, and other deposits associated with this style of mineralisation.

The Bouse area is an historic gold producer, with the Little Butte open pit and underground mines as known producers. Importantly, the historical grade recovered here averaged over 0.4 oz/ton. Around 2/3 of this production was from the Little Butte Mine, where the Arizona Department of Mines and Mineral Resources has recorded that the results of a 16-hold drilling programme showed about 5 million tons of inferred ore grading between 0.05 and 0.30 oz/ton.

Others areas of interest within the Company's 1,300 acres are the Brindle Claims, the high grade Arrastre Mine, the Blue Slate Mine and the Flat Fault Mine.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On September 9, 2004, we issued 2,000,000,000 shares of our common stock to Golden Sierra, in exchange for all of the issued and outstanding shares of Golden Sierra, pursuant to a Stock Purchase Agreement. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the Golden Sierra shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

On September 9, 2004, we issued 2,000,000,000 shares of our common stock to Western Gold, in exchange for all of the issued and outstanding shares of Western Gold, pursuant to a Stock Purchase Agreement. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the Western Gold shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a "public offering."

Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.


         Financial Statements of both Golden Sierra Limited and Western Gold Limited are included.

(b) Pro Forma Financial Information.

         Pro Forma Financial Statements of both Golden Sierra Limited and Western Gold Limited are included.

(c) Exhibits.

2.1 Stock Purchase Agreement dated as of September 9, 2004 between us and Golden Sierra Limited.

2.2 Stock Purchase Agreement dated as of September 9, 2004 between us and Western Gold Limited.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Western Africa Gold, Inc.

                                                  By: /s/ Richard Mark Axtell
                                                  --------------------------
                                                          RICHARD MARK AXTELL
                                                          PRESIDENT


Dated: September 14, 2004

                                                     Registered number 88709



                              Western Gold Limited
                               Report and Accounts
                                 31 August 2004

Western Gold Limited
Directors' Report

The directors present their report and accounts for the period ended 31 August 2004.

Principal activities

The company's principal activity during the year was the investment in mining activities.

Directors

The directors who served during the period and their interests in the share capital of the company were as follows:

                                                   (pound)1 Ordinary shares 2004
Richard Axtell                                                                 0


Small company special provisions

The report of the directors has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

This report was approved by the board on 6 September 2004.


Richard Axtell
Director

Western Gold Limited
Profit and Loss Account
for the period from 15 July 2003 to 31 August 2004


                                                      Notes                2004
                                                                           US$
Administrative expenses                                                  (1,500)
                                                      --------------------------
Operating loss                                                           (1,500)

Loss on ordinary activities before taxation
                                                                         (1,500)

Tax on loss on ordinary activities
                                                      --------------------------
Loss for the period                                                      (1,500)
                                                      --------------------------
Retained loss for the period                                             (1,500)
                                                      --------------------------

Western Gold Limited
Balance Sheet
as at 31 August 2004

                                         Notes                              2004
                                                                             US$


          Fixed assets
          Investments                          2                      1,500,000

          Current assets
          Debtors                              3       1,800

          Creditors: amounts falling due
          within one year                             (1,500)
                                                   ----------

          Net current assets                                                300
                                                                    ------------
          Not assets                                                  1,500,300


          Capital and reserves
          Called up share capital              5                          1,800
          Share premium                        6                      1,500,000
          Profit and loss account              7                         (1,500)
                                                                    ------------
          Shareholders' funds                                         1,500,300


The directors are satisfied that the company is entitled to exemption under
Section 249A(1) of the Companies Act 1985 and that no member or members have requested an audit pursuant to section 2498(2) of the Act.

The directors acknowledge their responsibilities for:
(i) ensuring that the company keeps proper accounting records which comply with
Section 221 of the Companies Act 1985; and
(ii) preparing accounts which give a true and fair view of the state of affairs of the company as at the end of the financial year and of its profit or loss for the financial year in accordance with the requirements of Section 226 of the Companies Act 1985, and which otherwise comply with the requirements of this act relating to accounts, so far as applicable to the company.

The accounts have been prepared in accordance with the special provisions relating to small companies within Part VII of the Companies Act 1985.

Richard Axtell
Director
Approved by the board on 6 September 2004

Western Gold Limited
Notes to the Accounts
for the period from 15 July 2003 to 31 August 2004

1    Accounting policies

     The accounts have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective March 2000).

2    Investments
                                                                      Other
                                                                    investments
                                                                        US$
           Cost
           Additions                                                  1,500,000
                                                                  --------------
           At 31 August 2004                                          1,500,000
                                                                  --------------

                                                                        2004
           Other investments                                             US$

           Unlisted investments                                       1,500,000
                                                                  --------------

3    Debtors                                                             2004
                                                                          US$

           Other debtors                                                  1,800
                                                                  --------------

4    Creditors: amounts falling due within one year                      2004
                                                                         US$

           Other creditors                                                1,500
                                                                  --------------

5    Share capital                                                       2004
                                                                          US$

           Authorised:
           Ordinary shares of (pound)1 each                               1,800
                                                                  --------------

                                                      2004                2004
                                                       No                  US$
           Allotted, called up and fully paid:
           Ordinary shares of (pound)1 each            999                1,800
                                                                  --------------

           Movement in share capital                                      2004
                                                                           US$

           Shares issued                                                  1,800
                                                                  --------------
           At 31 August                                                   1,800
                                                                  --------------

Western Gold Limited
Notes to the Accounts
for the period from 15 July 2003 to 31 August 2004

6    Share premium                                                        2004
                                                                           US$

           Shares issued                                              1,500,000
                                                                  --------------
           At 31 August                                               1,500,000



7    Profit and loss account                                              2004
                                                                           US$

           Retained loss                                                 (1,500)
                                                                  --------------
           At 31 August                                                  (1,500)
                                                                  --------------

                                                         Registered number 88708


                              Golden Sierra Limited
                               Report and Accounts
                                 31 August 2004

Golden Sierra Limited Directors' Report

The directors present their report and accounts for the period ended 31 August 2004.

Principal activities
The company's principal activity during the year was the investment in mining activities.

Directors
The directors who served during the period and their interests in the share capital of the company were as follows:

                                                  (pound)1 Ordinary shares 2004

Richard Axtell                                                                0

Small company special provisions
The report of the directors has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

This report was approved by the board on 7 September 2004.

Richard Axtell
Director

Golden Sierra Limited
Profit and Loss Account
for the period from 15 July 2003 to 31 August 2004


                                                      Notes                2004
                                                                            US$

Administrative expenses                                                  (2,375)
                                                             -------------------
Operating loss                                                           (2,375)

Loss on ordinary activities before taxation                              (2,375)

Tax on loss on ordinary activities                                            -

Loss for the period                                                      (2,375)
                                                             -------------------
Retained loss for the period                                             (2,375)
                                                             -------------------

Golden Sierra Limited
Balance Sheet
as at 31 August 2004

                                      Notes                              2004
                                                                          US$
Fixed assets
Investments
                                        2                             1,500,000

Current assets
Debtors                                 3        1,800

Creditors: amounts falling due
within one year                         4       (2,375)
                                            -----------

Net current liabilities                                                    (575)

Net assets                                                            1,499,425
                                                                     -----------
Capital and reserves
Called up share capital                5                                  1,800
Share premium                          8                              1,500,000
Profit and loss account                7                                 (2,375)
                                                                     -----------
Shareholders' funds                                                   1,499,425


The directors are satisfied that the company is entitled to exemption under
Section 249A(1) of the Companies Act 1985 and that no member or members have requested an audit pursuant to section 249B(2) of the Act.

The directors acknowledge their responsibilities for:
(i) ensuring that the company keeps proper accounting records which comply with
Section 221 of the Companies Act 1985; and
(ii) preparing accounts which give a true and fair view of the state of affairs of the company as at the end of the financial year and of its profit or loss for the financial year in accordance with the requirements of Section 226 of the Companies Act 1985, and which otherwise comply with the requirements of this act relating to accounts, so far as applicable to the company.

The accounts have been prepared in accordance with the special provisions relating to small companies within Part VII of the Companies Act 1985.

Richard Axtell
Director
Approved by the board on 7 September 2004

Golden Sierra Limited
Notes to the Accountants
For the period from 15 July 2003 to August 2004


1    Accounting policies

The accounts have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective March 2000).


2    Investments

                                                                        Other
                                                                     Investments
                                                                         US$
     Cost
     Additions                                                        1,500,000
                                                                     -----------
     At 31 August 2004                                                1,500,000

                                                                          2004
     Other investments                                                     US$

     Unlisted investments                                             1,500,000
                                                                     -----------

3    Debtors                                                             2004
                                                                          US$

     Other debtors                                                        1,800
                                                                     -----------

4    Creditors: amounts falling due within one year                       2004
                                                                           US$

     Other creditors                                                      2,375
                                                                     -----------

5    Share capital                                                        2004
                                                                           US$
     Authorised:
     Ordinary shares of (pound)1 each                                     1,800
                                                                     -----------

                                                        2004              2004
                                                         No                US$
     Allotted, called up and fully paid:
     Ordinary shares of (pound)1 each                   999               1,800
                                                                     -----------




     Movement in share capital                                             2004
                                                                            US$

     Shares issued                                                        1,800
                                                                     -----------
     At 31 August                                                         1,800
                                                                     -----------

      Golden Sierra Limited
      Notes to the Accounts
      for the period from 15 July 2003 to 31 August 2004

      6    Share premium                                                           2004
                                                                                    Us$

           Shares issued                                                          1,500.000
                                                                                -------------
                                                                                  1,500,000
           At 31 August
                                                                                -------------


      7    Profit and loss account                                                 2004
                                                                                    US$

           Retained loss                                                             (2,375)
                                                                                -------------
                                                                                     (2,375)
                                                                                -------------
           At 31 August
